                                                                    EXHIBIT 10.2


--------------------------------------------------------------------------------



                      GUARANTEE AND COLLATERAL AGREEMENT


                                    made by


                             LOOMIS, FARGO & CO.,



                        and certain of its Subsidiaries


                                  in favor of


                          NATIONSBANK OF TEXAS, N.A.,
                            as Administrative Agent



                         Dated as of January 24, 1997



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECTION 1.  DEFINED TERMS....................................................  1
    1.1  Definitions.........................................................  1
    1.2  Other Definitional Provisions........................................ 5

SECTION 2.  GUARANTEE........................................................  5
    2.1  Guarantee...........................................................  5
    2.2  Right of Contribution...............................................  6
    2.3  No Subrogation......................................................  6
    2.4  Amendments, etc. with respect to the Borrower Obligations...........  6
    2.5  Guarantee Absolute and Unconditional................................  7
    2.6  Reinstatement.......................................................  8
    2.7  Payments............................................................  8

SECTION 3.  GRANT OF SECURITY INTEREST.......................................  8

SECTION 4.  REPRESENTATIONS AND WARRANTIES...................................  9
    4.1  Representations in Credit Agreement.................................  9
    4.2  Title; No Other Liens...............................................  9
    4.3  Perfected First Priority Liens......................................  9
    4.4  Chief Executive Office..............................................  9
    4.5  Inventory and Equipment.............................................  9
    4.6  Farm Products....................................................... 10
    4.7  Pledged Securities.................................................. 10
    4.8  Receivables......................................................... 10
    4.9  Contracts........................................................... 10
    4.10 Intellectual Property............................................... 11

SECTION 5.  COVENANTS........................................................ 11
    5.1  Covenants in Credit Agreement....................................... 11
    5.2  Delivery of Instruments and Chattel Paper........................... 11
    5.3  Maintenance of Insurance............................................ 11
    5.4  Payment of Obligations.............................................. 12
    5.5  Maintenance of Perfected Security Interest; Further Documentation... 12
    5.6  Changes in Locations, Name, etc..................................... 12
    5.7  Notices............................................................. 13
    5.8  Pledged Securities.................................................. 13
    5.9  Receivables......................................................... 14
    5.10 Contracts........................................................... 14
    5.11 Intellectual Property............................................... 15

SECTION 6.  REMEDIAL PROVISIONS.............................................. 16
    6.1  Certain Matters Relating to Receivables............................. 16
    6.2  Communications with Obligors; Grantors Remain Liable................ 16
    6.3  Pledged Stock....................................................... 17
    6.4  Proceeds to be Turned Over To Administrative Agent.................. 18

                                                                            Page
                                                                            ----

    6.5  Application of Proceeds............................................. 18
    6.6  Code and Other Remedies............................................. 18
    6.7  Registration Rights................................................. 19
    6.8  Waiver; Deficiency.................................................. 20

SECTION 7.  THE ADMINISTRATIVE AGENT......................................... 20
    7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc......... 20
    7.2  Duty of Administrative Agent........................................ 22
    7.3  Execution of Financing Statements................................... 22
    7.4  Authority of Administrative Agent................................... 22

SECTION 8.  MISCELLANEOUS.................................................... 22
    8.1  Amendments in Writing............................................... 22
    8.2  Notices............................................................. 23
    8.3  No Waiver by Course of Conduct; Cumulative Remedies................. 23
    8.4  Enforcement Expenses; Indemnification............................... 23
    8.5  Successors and Assigns.............................................. 23
    8.6  Set-Off............................................................. 23
    8.7  Counterparts........................................................ 24
    8.8  Severability........................................................ 24
    8.9  Section Headings.................................................... 24
    8.10 Integration......................................................... 24
    8.11 GOVERNING LAW....................................................... 24
    8.12 Submission To Jurisdiction; Waivers................................. 24
    8.13 Acknowledgements.................................................... 25
    8.14 WAIVER OF JURY TRIAL................................................ 25
    8.15 Additional Grantors................................................. 25
    8.16 Releases............................................................ 26
    8.17 Conflict............................................................ 26

                      GUARANTEE AND COLLATERAL AGREEMENT

     GUARANTEE AND COLLATERAL AGREEMENT, dated as of January 24, 1997, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of NATIONSBANK OF
                                        --------
TEXAS, N.A., ("NationsBank") as Administrative Agent (in such capacity, the
               -----------
"Administrative Agent") for the banks and other financial institutions (the
 --------------------
"Lenders") from time to time parties to the Credit Agreement, dated as of
 -------
January 24, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Loomis, Fargo & Co., a Delaware corporation
           ----------------
(the "Borrower"), the Lenders, Lehman Commercial Paper Inc. ("LCPI"), as
      --------                                                ----
documentation agent (in such capacity, the "Documentation Agent"), LCPI and
                                            -------------------
NationsBanc Capital Markets, Inc., as syndication agents (in such capacity, the "Syndication Agents"; together with the Documentation Agent and Administrative
 ------------------
Agent, the "Agents"), LCPI and NationsBank, as arrangers (in such capacity, the
            ------
"Arrangers") and the Administrative Agent.
 ---------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

     WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

     WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                           SECTION 1. DEFINED TERMS

     1.1  Definitions. (a) Unless otherwise defined herein, terms defined in the
          -----------
Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

           (b)  The following terms shall have the following meanings:

           "Agreement": this Guarantee and Collateral Agreement, as the same may
            ---------
     be amended, supplemented or otherwise modified from time to time.

           "Borrower Obligations": the collective reference to the unpaid
            --------------------
     principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, (i) interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and (ii) any exposure of any Lender under any lockbox arrangement, controlled disbursement arrangement, checking accounts or other similar arrangements (collectively, "Cash Management Agreements") with or on behalf of the Borrower and/or its Subsidiaries) to the Administrative Agent or any Lender (or, in the case of any Interest Rate Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Credit Documents, any Letter of Credit or any Interest Rate Agreement entered into by the Borrower with any Lender (or any Affiliate of any Lender) or any Cash Management Agreement entered into by the Borrower or any Subsidiary of the Borrower with any Lender or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and counsel to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

           "Collateral": as defined in Section 3.
            ----------

           "Collateral Account": any collateral account established by the
            ------------------
     Administrative Agent as provided in Section 6.1 or 6.4.

           "Contracts": the contracts and agreements listed on Schedule 7 as the
            ---------                                          ----------
     same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith,
     (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

           "Copyrights": (i) all copyrights arising under the laws of the United
            ----------
     States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed on Schedule 6), all registrations and
                                         ----------
     recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

           "Copyright Licenses": any written agreement naming any Grantor as
            ------------------
     licensor or licensee (including, without limitation, those listed on
     Schedule 6), granting any right under any Copyright, including, without
     ----------
     limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

           "General Intangibles": all "general intangibles" as such term is
            -------------------
     defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided that
                                                               --------
     the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

           "Guarantor Obligations": with respect to any Guarantor, the
            ---------------------
     collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Credit Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and counsel to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Credit Document).

           "Guarantors": the collective reference to each Grantor other than the
            ----------
     Borrower.

           "Intellectual Property": the collective reference to all rights,
            ---------------------
     priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

           "Intercompany Note": any promissory note evidencing loans made by any
            -----------------
     Grantor to the Borrower or any of its Subsidiaries.

           "Interest Rate Agreement": any interest rate swap agreement, interest
            -----------------------
     rate cap agreement, interest rate collar agreement or other similar agreement or arrangement.

           "Issuers": the collective reference to each issuer of a Pledged
            -------
     Security.

           "New York UCC": the Uniform Commercial Code as from time to time in
            ------------
     effect in the State of New York.

           "Obligations": (i) in the case of the Borrower, the Borrower
            -----------
     Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

           "Patents": (i) all letters patent of the United States, any other
            -------
     country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to on Schedule 6, (ii) all
                                                     ----------
     applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to on
     Schedule 6, and (iii) all rights to obtain any reissues or extensions of
     ----------
     the foregoing.

           "Patent License": all agreements, whether written or oral, providing
            --------------
     for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to on Schedule 6.
                                                     ----------

           "Pledged Notes": all promissory notes listed on Schedule 2, all
            -------------                                  ----------
     Intercompany Notes at any time issued to any Pledgor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

           "Pledged Securities": the collective reference to the Pledged Notes
            ------------------
     and the Pledged Stock.

           "Pledged Stock": the shares of Capital Stock listed on Schedule 2,
            -------------                                         ----------
     together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

           "Proceeds": all "proceeds" as such term is defined in Section
            --------
     9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

           "Receivable": any right to payment for goods sold or leased or for
            ----------
     services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

           "Securities Act": the Securities Act of 1933, as amended.
            --------------

           "Trademarks": (i) all trademarks, trade names, corporate names,
            ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to on Schedule 6 and (ii) the
                                                     ----------
     right to obtain all renewals thereof.

           "Trademark License": any agreement, whether written or oral,
            -----------------
     providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to on Schedule 6.
        ----------

           1.2  Other Definitional Provisions. (a) The words "hereof," "herein",
                -----------------------------
"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

           (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

           (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.


                             SECTION 2. GUARANTEE

           2.1  Guarantee.  (a) Each of the Guarantors hereby, jointly and
               ---------
severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

           (b) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

           (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

           (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

           (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

           2.2 Right of Contribution. Each Guarantor hereby agrees that to the
               ---------------------
extent that a Guarantor shall have paid more than its proportionate share of any payment made thereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain jointly and severally liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

           2.3  No Subrogation. Notwithstanding any payment made by any
                --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

           2.4  Amendments, etc. with respect to the Borrower Obligations. Each
                --------------------------------------------------------
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Credit Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

        2.5   Guarantee Absolute and Unconditional. Each Guarantor waives any
              ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity or enforceability of the Credit Agreement or any other Credit Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

        2.6   Reinstatement. The guarantee contained in this Section 2 shall
              -------------
continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

        2.7   Payments. Each Guarantor hereby guarantees that payments
              --------
hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at NationsBank of Texas, N.A. 901 Main Street, Dallas, Texas 75202, Attention:
Renita Cummings, fax: (214) 508-7575.


                     SECTION 3. GRANT OF SECURITY INTEREST

        Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and
                    ----------
complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

        (a)     all Accounts;

        (b)     all Chattel Paper;

        (c)     all Contracts;

        (d)     all Documents;

        (e)     all Equipment;

        (f)     all General Intangibles;

        (g)     all Instruments;

        (h)     all Intellectual Property;

        (i)     all Inventory;

        (j)     all Pledged Securities;

        (k)     all books and records pertaining to the Collateral; and

        (1) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, except as permitted by Section 9.318(4) of the New York UCC, this Agreement shall not constitute an assignment of any Contract, General Intangible, Patent License or Trademark License to the extent that such Contract, General Intangible, Patent License or Trademark License, or the instruments giving the same, would prohibit such assignment.


                   SECTION 4. REPRESENTATIONS AND WARRANTIES

        To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

        4.1   Representations in Credit Agreement. In the case of each
              -----------------------------------
Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Credit Document to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty
        --------
to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

        4.2   Title: No Other Liens. Except for the security interest granted
              ---------------------
to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

        4.3   Perfected First Priority Liens. The security interests granted
              ------------------------------
pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents
             ----------
referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens and other Liens or permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

        4.4   Chief Executive Office. On the date hereof, such Grantor's
              ----------------------
jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

        4.5   Inventory and Equipment. On the date hereof, the Inventory and the
              -----------------------
Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.
----------

        4.6   Farm Products. None of the Collateral constitutes, or is the
              -------------
Proceeds of, Farm Products.

        4.7   Pledged Securities. (a) The shares of Pledged Stock pledged by
              ------------------
such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

        (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

        (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

        4.8   Receivables. (a) None of the obligors on any Receivables is a
              -----------
Governmental Authority.

        (b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

        4.9   Contracts. (a) Each Contract is in full force and effect and
              ---------
constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (b) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

        (c) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        (d) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        (e) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

        (f) No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

        (g)   None of the parties to any Contract is a Governmental Authority.

        4.10  Intellectual Property. (a) Schedule 6 lists all Intellectual
              ---------------------      ----------
Property owned by such Grantor in its own name on the date hereof.

        (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

        (c) Except as set forth in Schedule 6 on the date hereof, none of the material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

        (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

        (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.


                             SECTION 5. COVENANTS

        Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

        5.1   Covenants in Credit Agreement. In the case of each Guarantor, such
              -----------------------------
Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

        5.2   Delivery of Instruments and Chattel Paper. If any amount payable
              -----------------------------------------
under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

        5.3   Maintenance of Insurance. (a) Such Grantor will maintain, with
              ------------------------
financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the

Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

        (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

        (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance during the month of December in each calendar year and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

        5.4   Payment of Obligations. Such Grantor will pay and discharge or
              ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

        5.5   Maintenance of Perfected Security Interest; Further
              ---------------------------------------------------
Documentation. (a) Such Grantor shall maintain the security interest created by
-------------
this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

        (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

        (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

        5.6   Changes in Locations, Name, etc. Such Grantor will not, except
              --------------------------------
upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any
                                                          ----------
additional location at which Inventory or Equipment shall be kept:

              (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5;
                                            ----------
              (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

              (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

        5.7   Notices. Such Grantor will advise the Administrative Agent and the
              -------
Lenders promptly, in reasonable detail, of:

        (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

        (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

        5.8   Pledged Securities. (a) If such Grantor shall become entitled to
              ------------------
receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security (or except as provided in the Credit Agreement) for the Obligations. Except as provided in the Credit Agreement, if any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

        (b) Except as provided in the Credit Agreement, without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

        (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis with respect to all actions
                                  ----------------
that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

        5.9   Receivables. (a) Other than in the ordinary course of business
              -----------
consistent with its past practices, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

        (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 7% of the aggregate amount of the then outstanding Receivables.

        5.10  Contracts. (a) Such Grantor will perform and comply in all
              ---------
material respects with all its obligations under the Contracts.

        (b) Such Grantor will not amend, modify, terminate or waive any provision of any material Contract in any manner which could reasonably be expected to materially adversely affect the value of such material Contract as Collateral.

        (c) Such Grantor will exercise promptly and diligently each and every material right which it may have under each Contract (other than any right of termination).

        (d) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

        5.11  Intellectual Property. (a) Such Grantor (either itself or through
              ---------------------
licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such material Trademark, (iii) use such material Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such material Trademark may become invalidated or impaired in any way.

        (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

        (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the material Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

        (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

        (e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

        (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within 30 Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

        (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

        (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.


                        SECTION 6. REMEDIAL PROVISIONS

        6.1 Certain Matters Relating to Receivables. (a) The Administrative
            ---------------------------------------
Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of; and trial balances for, the Receivables.

        (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

        (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

        6.2 Communications with Obligors: Grantors Remain Liable. (a) The
            ----------------------------------------------------
Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

        (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

        (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred
            -------------
and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that
                                                         --------  -------
no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

        (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative

Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

        (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

        6.4 Proceeds to be Turned Over To Administrative Agent. In addition to
            --------------------------------------------------
the rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

        6.5 Application of Proceeds. At such intervals as may be agreed upon by
            -----------------------
the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as required by the Credit Agreement, and any part of such funds which are not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

        6.6 Code and Other Remedies. If an Event of Default shall occur and be
            -----------------------
continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 15 days before such sale or other disposition.

        6.7 Registration Rights. (a) If the Administrative Agent shall determine
            -------------------
to exercise its right to sell any or all of the Pledged Stock pursuant to
Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

        (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to require such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

        (c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

        6.8 Waiver; Deficiency. Each Grantor walves and agrees not to assert any
            ------------------
rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.


                      SECTION 7. THE ADMINISTRATIVE AGENT

        7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a)
            -----------------------------------------------------------
Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

            (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

            (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such

        Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

            (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

            (iv) execute, in connection with any sale provided for in Section
        6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

            (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may reasonably deem appropriate;
        (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

        Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

        (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

        (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

        (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

        7.2 Duty of Administrative Agent. The Administrative Agent's sole duty
            ----------------------------
with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

        7.3 Execution of Financing Statements. Pursuant to Section 9402 of the
            ---------------------------------
New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

        7.4 Authority of Administrative Agent. Each Grantor acknowledges that
            ---------------------------------
the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                           SECTION 8. MISCELLANEOUS

        8.1 Amendments in Writing. None of the terms or provisions of this
            ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

        8.2 Notices. All notices, requests and demands to or upon the Agents or
            -------
any Grantor hereunder shall be effected in the manner provided for in subsection
                                                      --------
10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.
                     ----------

        8.3 No Waiver by Course of Conduct, Cumulative Remedies. Neither the
            ---------------------------------------------------
Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        8.4 Enforcement Expenses Indemnification. (a) Each Guarantor agrees to
            ------------------------------------
pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

        (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

        (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

        (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

        8.5 Successors and Assigns. This Agreement shall be binding upon the
            ----------------------
successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided
                                                                       --------
that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent

        8.6 Set-Off. Each Grantor hereby irrevocably authorizes the
            -------
Administrative Agent and each Lender at any time and from time to time pursuant to subsection 10.7(a) of the Credit

Agreement shall have occurred and be continuing, without notice to such
Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Credit
Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give
                                              --------
such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

        8.7 Counterparts. This Agreement may be executed by one or more of the
            ------------
parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        8.8 Severability. Any provision of this Agreement which is prohibited or
            ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        8.9 Section Headings. The Section headings used in this Agreement are
            ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        8.10 Integration. This Agreement and the other Credit Documents
             -----------
represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit Documents.

        8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby
             -----------------------------------
irrevocably and unconditionally:

             (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

             (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

             (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

             8.13 Acknowledgements. Each Grantor hereby acknowledges that:
                  ----------------

             (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents to which it is a party;

             (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

             (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

             8.14 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE
                  --------------------
BENEFITS HEREOF, EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

             8.15 Additional Grantors. Each Subsidiary of the Borrower that is
                  -------------------
required to become a party to this Agreement pursuant to subsection 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

        8.16 Releases. (a) At such time as the Loans, the Reimbursement
             --------
Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors and the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

        (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement

        8.17 Conflict. In the event there is a conflict between the terms of
             --------
this Agreement and the Credit Agreement, the Credit Agreement shall control.

        IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.


                                  LOOMIS, FARGO & CO., A DELAWARE CORPORATION


                                  By: /s/ JAMES K. JENNINGS, JR.
                                     -------------------------------------------
                                      Title: Executive Vice President


                                  LFC HOLDING CORPORATION


                                  By: /s/ JAMES K. JENNINGS, JR.
                                     -------------------------------------------
                                      Title: Executive Vice President


                                  LOOMIS, FARGO & CO., A TEXAS CORPORATION


                                  By: /s/ JAMES K. JENNINGS, JR.
                                     ------------------------------------------
                                      Title:



                                  LOOMIS, FARGO & CO. OF PUERTO RICO


                                  By: /s/ N. WOOD
                                     -------------------------------------------
                                      Title: Vice President



                                  LFC ARMORED OF TEXAS INC.


                                  By: /s/ N. WOOD
                                     -------------------------------------------
                                      Title: Vice President

                                                                      Schedule 1
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


                        NOTICE ADDRESSES OF GUARANTORS


LOOMIS, FARGO & CO., a Delaware corporation
16225 Park Ten Place
Houston, Texas 77084

Attn:  James K. Jennings, Jr.
Fax:  713/647-5697

LFC HOLDING CORPORATION, a Delaware corporation
16225 Park Ten Place
Houston, Texas 77084

Attn: James K. Jennings, Jr.
Fax: 713/647-5697

LOOMIS, FARGO & CO., a Texas corporation
16225 Park Ten Place
Houston, Texas 77084

Attn: James K. Jennings, Jr.
Fax: 713/647-5697

LOOMIS, FARGO & CO. OF PUERTO RICO, a Tennessee corporation
16225 Park Ten Place
Houston, Texas 77084

Attn: James K. Jennings, Jr.
Fax: 713/647-5697

LFC ARMORED OF TEXAS INC., a Texas corporation
16225 Park Ten Place
Houston, Texas 77084

Attn: James K. Jennings, Jr.
Fax: 713/647-5697

                                                                      Schedule 2
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------

                       DESCRIPTION OF PLEDGED SECURITIES



                                 Pledged Stock


                                                                               Class of          Stock             No. of
       Pledgor                                    Issuer                         Stock         Certificate         Shares
       -------                                    ------                       --------        -----------         ------
Loomis, Fargo & Co.                   LFC Holding Corporation                  Class A             015            2,652,705
f/k/a Loomis-Wells Corporation        f/k/a Loomis Holding Corporation         Common

LFC Holding corporation               Loomis, Fargo & Co.                      Common              003                1,000
f/k/a Loomis Holding Corporation      f/k/a Loomis Armored Inc.

Loomis, Fargo & Co.                   Loomis, Fargo & Co. of Puerto Rico       Common              003                  250
f/k/a Loomis Armored Inc.             f/k/a Wells Fargo Armored Services
                                      Corporation of Puerto Rico

Loomis, Fargo & Co.                   LFC Armored of Texas Inc.                Common              001                  100
f/k/a Loomis Armored Inc.             f/k/a Wells Fargo Armored Service
                                      Corporation of Texas

                                                                      Schedule 3
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


                           FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS


                        Uniform Commercial Code Filings
                        -------------------------------

I.   Filing Jurisdictions of Loomis, Fargo & Co., a Delaware corporation:
     -------------------------------------------------------------------

     Texas Secretary of State

II.  Filing Jurisdictions of LFC Holding Corporation:
     -----------------------------------------------

     Texas Secretary of State

III. Filing Jurisdictions of Loomis, Fargo & Co., a Texas corporation:
     ----------------------------------------------------------------

     Alabama Secretary of State
     Alaska Secretary of State
     Arizona Secretary of State
     Arkansas Secretary of State*
     Garland County, Arkansas
     California Secretary of State
     Colorado Secretary of State
     Connecticut Secretary of State
     Delaware Secretary of State
     Florida Secretary of State
     Georgia Central Filing Authority
     Idaho Secretary of State
     Illinois Secretary of State
     Indiana Secretary of State
     Iowa Secretary of State
     Caddo Parish, Louisiana
     East Baton Rouge Parish, Louisiana
     Maine Secretary of State
     Maryland Secretary of State
     Massachusetts Secretary of State*
     Bristol County, Massachusetts
     Mississippi Secretary of State*
     Hinds County, Mississippi
     Missouri Secretary of State*
     Platte County, Missouri
     Montana Secretary of State

                                                                      Schedule 3
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


     Nevada Secretary of State
     New Hampshire Secretary of State*
     Hillsborough County, New Hampshire
     New Jersey Secretary of State
     New Mexico Secretary of State
     New York Secretary of State*
     New York County, New York
     North Carolina Secretary of State*
     Cumberland County, North Carolina
     Ohio Secretary of State*
     Franklin County, Ohio
     Oregon Secretary of State
     Pennsylvania Secretary of State*
     Lehigh Prothonotary, Pennsylvania
     South Carolina Secretary of State
     Tennessee Secretary of
     Texas Secretary of State
     Utah Secretary of State
     Virginia Secretary of State*
     Richmond Independent City, Virginia
     Washington Secretary of State
     Washington, D.C
     West Virginia Secretary of State*
     Wood County, West Virginia
     Wisconsin Secretary of State
     Wyoming Secretary of State

IV.  Filing Jurisdictions of Loomis, Fargo & Co. of Puerto Rico:
     ----------------------------------------------------------

     Texas Secretary of State

V.   Filing Jurisdictions of LFC Armored of Texas, Inc.:
     --------------------------------------------------

     Texas Secretary of State



*Dual Filing State

                                                                      Schedule 3
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


                         Patent and Trademark Filings
                         ----------------------------

     Mark                  Serial No./Registration No.        Registration Date
     ----                  ---------------------------        -----------------
LL Loomis Safety With               1,114,248                       2/27/79
 Dispatch and Design

                                                                      Schedule 3
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


                      Actions with respect to Collateral
                      ----------------------------------

Filing of the UCC-1 financing statements with the local filing office required for perfection of such property, and the Administrative Agent's possession of the Pledged Stock.

                                                                      Schedule 4
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


                   LOCATION OF JURISDICTION OF ORGANIZATION
                          AND CHIEF EXECUTIVE OFFICE


   Grantor and Chief Executive Officer            Jurisdiction of Incorporation
   -----------------------------------            -----------------------------
LOOMIS, FARGO & CO.                                           Delaware
16225 Park Ten Place
Houston, Texas 77084

LFC HOLDING CORPORATION                                       Delaware
16225 Park Ten Place
Houston, Texas 77084

LOOMIS, FARGO & CO.                                           Texas
16225 Park Ten Place
Houston, Texas 77084

LOOMIS, FARGO & CO. OF PUERTO RICO                            Tennessee
16225 Park Ten Place
Houston, Texas 77084

LFC ARMORED OF TEXAS INC.                                     Texas
16225 Park Ten Place
Houston, Texas 77084

                                                                      Schedule 5
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


                      LOCATION OF INVENTORY AND EQUIPMENT

I.   Loomis, Fargo & Co., a Delaware corporation
     -------------------------------------------

     16225 Park Ten Place
     Houston, Texas

II.  LFC Holding Corporation
     -----------------------

     16225 Park Ten Place
     Houston, Texas

III. Loomis, Fargo & Co., a Texas corporation
     ---------------------------------------

     3551 Greensboro Avenue
     Tuscaloosa, Alabama

     1205 East Dowling Road
     Anchorage, Alaska

     3300 Airport Road
     Fairbanks, Alaska

     684 Hancock Road
     Bullhead City, Arizona

     1170 Kaibab, #6
     Flagstaff, Arizona

     3046 West Fairmont
     Phoenix, Arizona

     632 W. 24th Street
     Tempe, Arizona

     500 West Broadway, #110 and #111
     Tempe, Arizona

     231 W. Alturas
     Tucson, Arizona

                                                                      Schedule 5
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------



     655 South Madison Street
     Yuma, Arizona

     1321 Central Avenue
     Hot Springs, Arkansas

     114 W. 16th Street
     Chico, California

     5525 E. Lamona Street
     Fresno, California

     1421 N. Clovis Ave., Ste. 108
     Fresno, California

     1929 W. Pico Boulevard
     Los Angeles, California

     One Kaiser Plaza
     Oakland, California

     936 Brockhurst Street
     Oakland, California

     1939 S. Augusta Court
     Ontario, California

     1943 Augusta Court
     Ontario, California

     915 and 925 Merchant Street
     Redding, California

     315 12th Street
     Sacramento, CA

     1707 E. Street
     Sacramento, California

     1705 E. Street
     Sacramento, California

                                                                      Schedule 5
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


     417 17th Street
     Sacramento, California

     1717 E. Street
     Sacramento, California

     2719 Market Street
     San Diego, California

     2762 National Avenue
     San Diego, California

     1060 Marin Street
     San Francisco, California

     126 and 128 E. St. John Street
     San Jose, California

     243 N. Union
     Stockton, California

     225, 231 and 233 Bennett Street
     Vallejo, California

     9371 Kramer Avenue
     Westminster, California

     5115 Race Court
     Denver, Colorado

     1540 Kalani Street
     Honolulu, Hawaii

     102 North Euclid Street
     Bloomington, Illinois

     122 No. College Avenue
     Indianapolis, Indiana

     117 No. College Avenue
     Indianapolis, Indiana

                                                                      Schedule 5
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------



     931 East 86th Street, Ste. 200
     Indianapolis, Indiana

     805 No. 30th Street
     Monroe, Louisiana

     2330 Earhart Boulevard
     New Orleans, Louisiana

     1202 Joseph
     Shreveport, Louisiana

     7120 Golden Ring Road
     Baltimore, Maryland

     G-5394 Corunna Road
     Flint, Michigan

     5316 Ramsey Street
     Duluth, Minnesota

     735 Raymond Avenue
     St. Paul, Minnesota

     1524 Adline
     Hattisburg, Mississippi

     1625 Handy Avenue, Ste. G and B
     Jackson, Mississippi

     2211 Highway 45 North
     Meridian, Mississippi

     1427 Gragson
     Las Vegas, Nevada

     295 14th Street
     Reno, Nevada

     34 Hardy Drive
     Reno, Nevada

                                                                      Schedule 5
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


     88 Hardy Drive
     Reno, Nevada

     Security Bank Building, Ste. 308-G & H
     Lawton, Oklahoma

     1610 North Fourth
     Oklahoma City, Oklahoma

     102 E. 4th Street
     Tulsa, Oklahoma

     625 E. Highland St., 0639
     Allentown, Pennsylvania

     1401 E. 14th Street
     Chattanooga, Tennessee

     342-352 Washington Avenue
     Memphis, Tennessee

     336 and 338 Washington Avenue
     Memphis, Tennessee

     517 Ligon Drive
     Nashville, Tennessee

     301 N. Fillmore
     Amarillo, Texas

     78 East Avenue
     Austin, Texas

     4551-A Leston Street
     Dallas, Texas

     1655 Vilbig
     Dallas, Texas

     3607-3611 Duranzo Avenue
     El Paso, Texas

                                                                      Schedule 5
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


     2109 E. Fourth Street
     Ft. Worth, Texas

     382 North Bowie
     Harlingen, Texas

     103 N. Jackson Street
     Houston, Texas

     16225 Park Ten Place
     Houston, Texas

     422 West Highway 190
     Killeen, Texas

     1703 Sandman Street
     Laredo, Texas

     1303 N. Ash
     Lubbock, Texas

     611 South Presa Street
     San Antonio, Texas

     902 B So. 31st
     Temple, Texas

     3410 S. Southwest, Loop 323
     Tyler, Texas

     1000 Second Avenue
     Seattle, Washington

     5200 E. Marginal Way
     Seattle, Washington

     806 E. Second Avenue
     Spokane, Washington

     3702 S. G Street
     Tacoma, Washington

                                                                      Schedule 5
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


     603 S. Oneida Street
     Green Bay, Wisconsin

     609 S. Oneida Street
     Green Bay, Wisconsin

     4317 Nekoosa Trail
     Madison, Wisconsin

     2757-49 S. Fifth Court
     Milwaukee, Wisconsin


IV.  Loomis, Fargo & Co. of Puerto Rico
     ----------------------------------

     16225 Park Ten Place
     Houston, Texas

V.   LFC Armored of Texas Inc.
     -------------------------

     16225 Park Ten Place
     Houston, Texas

                                                                      Schedule 6
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------



                       COPYRIGHTS AND COPYRIGHT LICENSES
                       ---------------------------------

                                     None.


                          PATENT AND PATENT LICENSES
                          --------------------------

                                     None.


                       TRADEMARKS AND TRADEMARK LICENSES
                       ---------------------------------


     Mark                 Serial No./Registration No.        Registration Date
     ----                 ---------------------------        -----------------
LL Loomis Safety With             1,114,248                        2/27/79
 Dispatch and Design

                                                                      Schedule 7
                                                                      ----------
                                              Guarantee and Collateral Agreement
                                              ----------------------------------

                                   CONTRACTS

           Certain Agreements with Officers, Directors or Employees
           --------------------------------------------------------

1. Employment Agreement, dated as of November 11, 1991, between Loomis and James B. Mattly.

2. Severance Agreement, dated as of November 4, 1996, between Loomis Armored and Larry Baca.


                              Material Agreements
                              -------------------

1. Stockholders Agreement, dated as of January 24, 1997, between Loomis, Fargo & Co., Wells Fargo Armored Service Corporation, The Loomis Stockholders Trust and Wingate Partners, L.P.

2. Registration Rights Agreement, dated as of January 24, 1997, between Loomis, Fargo & Co., the Guarantors and the Initial Purchasers.

3. Letter of Declaration regarding potential environmental liability concerning property located in Oklahoma City, Oklahoma, dated May 6, 1991, between Mayne Nickless Holding Company and Loomis Armored Inc.

4. Master Lease Agreement, dated as of May 11, 1995, between Information Leasing Corporation and Loomis Armored.

5. Lease Agreement, between Loomis Armored and Amplicon, Inc., relating to the lease of high speed coin wrapping machines.

6. Asset Purchase Agreement dates as of January 10, 1992, between Loomis Armored Inc. and Federal Armored Express, Inc. (including the non-compete provision contained in Section 8 thereof).

7. Capital lease with AT&T Capital relating to the items listed on Section 1.2(c) of this Disclosure Schedule.

8. Equipment Lease dated as of September 17, 1996 between Loomis Armored Inc. and Commercial and Municipal Financial Corporation, relating to the lease of coin sorting machines and related equipment.

9.   The Contribution Documents.